Exhibit 99.1

Source: B. Riley Financial, Inc.

B. Riley Financial Reports Preliminary Fourth Quarter and Full Year 2016 Financial Results

Q4 2016 Adjusted EBITDA Expected to Range Between $21.5 Million and $23.0 Million

Q4 2016 Net Income Expected to Range Between $10.2 Million and $11.0 Million

FY 2016 Adjusted EBITDA Expected to Range Between $45.3 Million and $46.8 Million

FY 2016 Net Income Expected to Range Between $19.3 Million and $20.1 Million

LOS ANGELES – January 25, 2017 – B. Riley Financial, Inc. (NASDAQ: RILY), a diversified provider of financial and business advisory services, has reported certain preliminary results for its fourth quarter and full year ended December 31, 2016.

Based on preliminary unaudited information, B. Riley Financial expects to report adjusted EBITDA for the fourth quarter of 2016 in the range of $21.5 million to $23.0 million and net income for the fourth quarter of 2016 in the range of $10.2 million to $11.0 million. B. Riley Financial also expects to report adjusted EBITDA for the full year 2016 in the range of $45.3 million to $46.8 million and net income for the full year in the range of $19.3 million to $20.1 million. These preliminary full year results include the operations of United Online, Inc. from July 1, 2016 through December 31, 2016. Actual results for the fourth quarter and full year of 2016 may differ from these preliminary estimates as a result of the completion of the company’s customary year-end closing and review procedures, the completion of the annual audit, and the filing of the company’s Form 10-K.

“Our preliminary fourth quarter and full year 2016 financial results reflect continued strong performance in our auction and liquidation segment, driven primarily by a robust quarter in our retail liquidation business,” said company chairman and CEO, Bryant Riley. “Our fourth quarter results were also augmented by a significant improvement in our capital markets segment when compared to the third quarter of 2016. Additionally, we had another good quarter in both our appraisal and valuation segment and our communications segment which continue to generate steady and predictable cash flow. While it is not our policy to report preliminary results or provide regular financial guidance, we believe it's important to communicate the overall strength and opportunities in our auction and liquidation segment to the extent that we have adequate visibility.”

B. Riley Financial plans to report complete fourth quarter and full year 2016 financial results in March.

About B. Riley Financial, Inc.

B. Riley Financial, Inc. (NASDAQ: RILY) is a publicly traded, diversified financial services company which takes a collaborative approach to the capital raising and financial advisory needs of public and private companies and high net worth individuals. The company also makes proprietary investments in other businesses where B. Riley Financial, Inc. is uniquely positioned to leverage its expertise and assets in order to maximize value. The Company operates through several wholly-owned subsidiaries, including B. Riley & Co., LLC (www.brileyco.com), Great American Group, LLC (www.greatamerican.com), Great American Capital Partners (www.gacapitalpartners.com) and B. Riley Capital Management, LLC (which includes B. Riley Asset Management and B. Riley Wealth Management, (www.brileywealth.com). Since the acquisition of United Online, Inc. (www.untd.com) in July 2016, B. Riley Financial, Inc. also provides internet access services under the NetZero and Juno brands.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding our expectations, hopes or intentions regarding the future. These forward looking statements can often be identified by their use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and may include (without limitation) express or implied statements regarding future financial performance, the effects of our business model, the effects of the United Online acquisition and expectations regarding related cash flow, expectations regarding future transactions and the financial impact, size and consistency of returns and timing thereof, and expectations regarding adjusted EBITDA and net income for the fourth quarter of 2016 and fiscal year ended December 31, 2016. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. Factors that could cause actual results to differ include (without limitation) risks associated with large engagements in our auction and liquidation segment; our ability to achieve expected benefits with respect to United Online, within expected time frames or at all; our ability to consummate anticipated transactions and the expected financial impact thereof, in each case within the expected timeframes or at all; our ability to successfully integrate recent acquisitions; loss of key personnel; our ability to manage growth; the potential loss of financial institution clients; changing economic and market conditions; the completion of our financial closing procedures, final adjustments and audit of the financial statements, and other developments that may arise between now and the time the financial results are finalized, and the timing of completion of significant engagements. Additional factors are discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in the Company’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this document are made based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

Note Regarding Use of Non-GAAP Financial Measures

Certain of the information set forth herein, including adjusted EBITDA, may be considered non-GAAP financial measures. B. Riley Financial believes this information is useful to investors because it provides a basis for measuring the company’s available capital resources, the operating performance of its business and its cash flow, excluding net interest expense, provisions for income taxes, depreciation, amortization, transaction expenses, restructuring costs, insurance dispute recoveries and stock-based compensation that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP"). In addition, the company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the company’s operating performance, capital resources and cash flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-financial measures as reported by the company may not be comparable to similarly titled amounts reported by other companies. The non-GAAP measures are described above and are reconciled to the corresponding GAAP measure in the unaudited condensed consolidated financial statements portion of this release under the heading “Preliminary Adjusted EBITDA Reconciliation.”

Investor Contact

Scott Liolios or Matt Glover
Liolios Group, Inc.

949-574-3860

RILY@liolios.com

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES

PRELIMINARY ADJUSTED EBITDA RECONCILIATION

(Unaudited)

(dollars in thousands)

	Quarter Ended December 31, 2016		Year Ended December 31, 2016
	Low	High	Low	High

Net Income estimate	$10,200	$11,000	$19,286	$20,086

Adjustments (estimate):
Provision for income taxes	6,950	7,600	13,134	13,784
Interest expense, net	950	950	2,316	2,316
Transaction related costs	350	350	1,307	1,307
Restructuring costs	200	200	3,785	3,785
Depreciation and amortization	1,850	1,850	4,231	4,231
Share based compensation	1,000	1,050	2,831	2,881
Insurance settlement recovery	-	-	(1,618)	(1,618)
Total EBITDA adjustments	11,300	12,000	25,986	26,686

Adjusted EBITDA	$21,500	$23,000	$45,272	$46,772